As filed with the Securities and Exchange Commission on December 3, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

205-994-2815
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period:  October 1, 2012 - September 30, 2013

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2013

Table of Contents

Shareholder Letter	1

Manager Commentary	9

Disclosure of Fund Expenses	13

Schedule of Investments	15

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	32

Additional Information	33

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

Dear Partners:

For the six month period ended September 30, 2013, The Cook & Bynum Fund (the “Fund”) gained 1.2% net of all costs. The S&P 500 plus Dividends (“S&P”) gained 8.3% over the same period. For the one-year period ended September 30, 2013, the Fund gained 4.6% compared to a gain of 19.3% for the S&P, while the Fund returned 11.8% on an annualized basis versus 16.3% for the S&P during the three-year period ended September 30, 2013.  Since inception on July 1, 2009 through September 30, 2013, the Fund is up 13.1% per annum compared to 17.6% for the S&P.

Past performance is not indicative of future results and current performance may be lower of higher that the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more of less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2015.

Market & Portfolio Update

As discussed in the semi-annual letter, we continue to find it difficult to identify businesses selling at prices that make a satisfactory return seem probable.  Some market participants correctly argue that long-term returns in equities appear more attractive than those available from bonds or cash, so they have decided to buy relatively undervalued stocks.  In order to put your capital at risk, we require an investment to trade at a price that is substantially below its intrinsic value and to offer the expectation of an absolute return that meets our minimum hurdle rate requirements.  We choose to do nothing rather than to deploy capital for the long-run without sufficient confidence that returns will be adequate.  We certainly would have preferred not to have underperformed market benchmarks so far this year, but sometimes a willingness to look foolish is required of the long-term investor.

While the Fund is up for the year, this comparative underperformance has two primary causes.  The most significant drag is our large cash position – around 40% as of September 30th.  This position makes it almost certain that we will continue to underperform if markets continue to rise.  The second cause has been the decline in the share price of Arca Continental.  It has fallen both

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

because Arca’s valuation was stretched and because of the presence of a new political and regulatory headwind.  An effort, partially funded by New York Mayor, Michael Bloomberg, has successfully levied a 1 peso/liter tax on sugar-sweetened soft drinks in Mexico.  Despite representing less than 2% of caloric consumption in Mexico, soft drinks are being labeled a primary cause of obesity.  Calories are expensive for a large majority of Mexicans, so such legislation is unusually regressive.  This tax will reduce Arca’s earnings, but we welcome any further short-term reduction in Arca’s stock price that allows us to buy more of the business at an attractive price.  We believe the company’s business franchise and management are among the best in the world, and we would like for it to be a larger “permanent” holding.

All of the other holdings in our portfolio have appreciated this year; nevertheless, our focus remains on judging the fundamentals of the businesses we own.  In addition to potentially putting more capital to work in Arca, we have a healthy list of companies in which we would invest at the right prices and are also actively hunting for new businesses in which we can deploy the

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

aforementioned cash stockpile.  Richard spent late summer in Europe visiting a variety of companies while Dowe just recently returned from Brazil on the same mission.

Determining Intrinsic Value

We have written extensively in the past about the centrality of intrinsic value in our investment process.  A company’s stock price can sometimes diverge widely from its intrinsic value, which Ben Graham explained thusly, “In the short run, the market is a voting machine but in the long run it is a weighing machine.”  Our goal is to invest in businesses that meet our investment criteria (Circle of Competence – Business – People) when the market offers temporary discounts (Price) and then to own them until their stock prices converge with their intrinsic values.  This approach raises the question – how do we determine a company’s intrinsic value?

In The Theory of Investment Value, John Burr Williams postulated, “…we shall see fit to define Investment Value, therefore, as the present worth of the future dividends in the case of a stock, or the future coupons and principal in the case of a bond.”1  This idea was not original to Williams, but his work certainly raised the consciousness of it in the investment profession.  Mathematically, an investment’s value (i.e. the present value of its future cash flows) is generally expressed as follows:

where	i = periods; CF = Cash Flow (e.g., CF1 means the cash flow in year 1); r = discount rate

This concept is easier to understand in the case of a bond, primarily because the amount and timing of the cash flows are known (assuming there is not a default).  Specifically, coupon payments follow a pre-set schedule, and the face value of the instrument is repaid upon maturity.  So the investor is left with a

1	Williams, John Burr. The Theory of Investment Value. Cambridge: Harvard University Press, 1938. Page 6.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

straightforward task – plug in the cash flows, choose a discount (interest) rate that appropriately compensates the investor for the opportunity cost of receiving these cash flows instead of another set of available cash flows, and then solve for present (i.e. intrinsic) value.

Equity investments are not as straightforward for a couple of reasons.  First, as opposed to a bond, the magnitude and timing of cash flows for a stock are unknown and uncertain.  An equity investor must accurately assess these two key aspects of future cash flows to build a reasonable, estimated range of value for a stock.  Second, Williams specified that dividends and not earnings are the source of a stock’s value for its shareholders.  This distinction is important because while an equity owner is theoretically entitled to his proportional share of a company’s profits, he is not necessarily paid these fully or even partially.  In general, management has three options for “excess” cash:  (i) pay a dividend, (ii) reinvest the profits in the expectation of higher future profits (and, by implication, the generation of even greater future dividends), or (iii) buy back stock.  To assume that earnings are equivalent to dividends for valuation purposes, earnings retained in the business (and not paid out as dividends) must either be reinvested at a rate equal to or higher than the prevailing opportunity cost or be used to repurchase its own stock at or below its intrinsic value.  This assumption should not be trivialized as many profit-generating companies have management teams who make suboptimal capital allocation decisions that prevent owners from ever receiving their pro rata share of profits before the businesses expire.

Cash Flows & Moats

An investor calculating an equity instrument’s intrinsic value should forecast dividends (or, if appropriate, earnings) for as many years as he believes the business will generate them and then discount these cash flows back to today’s dollars.  A company can earn sufficient returns on capital over short or even intermediate-term periods for a variety of reasons, including: starting an unsustainable fad, producing a commodity that temporarily sells meaningfully above the cost of production, innovating a new product that does not have a viable near-term substitute, enjoying a cyclical tailwind in an industry with insufficient capacity, having a cherished brand that creates a true sustainable competitive advantage, etc.  When an investor forecasts the prospects of a business, particularly its more-distant future earnings, he has to decide whether the source of its underlying profitability is maintainable or fleeting.  Looking in the rearview mirror of past financial statements and filings is an important part of our process and is helpful in understanding the core economics of a business.  But alone, it is insufficient for estimating the company’s future prospects.  Durable competitive advantages, which comprise a company’s “moat,” allow an investor to see the future with sufficient accuracy.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

Let us look at three different business profiles and use Williams’ model to estimate intrinsic value:

•	Company A: A currently profitable business that may continue to succeed for the next five years before declining to unprofitability because it lacks a moat.

•	Company B: A shallow moat business that is successful for over fifteen years before it ultimately declines to unprofitability.

•	Company C: By far the rarest, a deep moat business that incrementally grows profits and compounds capital for multiple decades.

All three companies share the same cash flows in the first five years before their fortunes diverge widely.  As Williams’ math implies, and these examples illustrate, the longer and larger the cash flows that a business produces the more valuable it is:

Estimated Intrinsic Value
A:	$553mm (5.5x P/E)
B:	$1,275mm (12.8x P/E)
C:	$1,926mm (19.3x P/E)

The Trouble with Terminal Values

In practice, projecting forty years of earnings or dividends is difficult for most businesses.  Accordingly, academics and practitioners have developed a shortcut of applying a terminal value, which is typically done at the end of a string of explicit cash flows over a much shorter period (five to ten years, for example).  This terminal value is intended to act as a proxy for the explicit present value of all future cash flows from that point forward.  A general equation should help clarify how this math works:

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

Terminal value can be calculated in a variety of ways, and one approach is to apply an earnings multiple to proxy the company’s valuation at that point in time.  Another popular approach is to use the Gordon growth model, which was derived by economists Myron Gordon and Eli Shapiro based on the theoretical underpinnings of Williams’ work in The Theory of Investment Value.  Their formula uses a constant growth rate in perpetuity to calculate the present value of all residual earnings past the last explicitly forecasted cash flow.  To illustrate this idea, let us look at an example that calculates intrinsic value by summing (i) five years of discounted forecasted cash flows and (ii) a terminal value determined using the Gordon growth model:

In this model, the next five years of the company’s forecasted earnings comprise less than a quarter of the value of the business, while the present value of cash flows implicitly expected beyond year five (the terminal value) make up over 75% of the total calculated intrinsic value.  As reflected in this example, avoiding explicitly projecting future cash flows predisposes investors to be too optimistic in their forecasts.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

Note that all three of our examples could be plugged into this model, and because the projected cash flows for the first five years are identical, an investor could mistakenly derive the same intrinsic value for each business:

We seem to differ from many other market participants because we believe capitalism is more relentless than they expect – that is, we are far more skeptical about the durability of any supposed moat.  Many investors systematically overestimate both the predictability and sustainability of the moats for a large swath of businesses.  The forward P/E multiple for the S&P 500 is currently about 15.  Looking at Company B above, valuing a business at 15 times earnings implies that investors have some sense of what earnings will be 15 years from now.  We do not feel comfortable projecting 2028 earnings for the average S&P company.  We think history has shown that only a few businesses sustain their current profitability for periods that long.

Because of the difficulty of accurately forecasting dividends/earnings even for outstanding businesses with deep, definable moats, it is insufficient simply to discount these cash flows using a market rate and then to purchase the business at or just below the prevailing valuation.  Instead, we require a substantial discount between a company’s per share intrinsic value and its stock price before we invest.  As we wrote in our last letter, we are only willing to pay about half of the intrinsic value we calculate for a business, or we use a much higher discount rate as a “hurdle” rate in order to calculate the valuation at which we would be buyers.  Such conservatism is the only way to mitigate losses when we make mistakes in valuation while also providing the opportunity for outsized returns when our estimates are (roughly) correct.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2013 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary
September 30, 2013 (Unaudited)

As of September 30, 2013, the net asset value (NAV) attributable to the 8,540,258 shares outstanding of The Cook & Bynum Fund (“Fund”) was $14.99 per share.  This NAV compares with an unaudited NAV of $14.82 per share as of the Fund’s Semi-Annual Report dated March 31, 2013.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.13

Average Annual Total Return

	1 Year	3 Year	Since Inception(1)
The Cook & Bynum Fund	4.55%	11.80%	13.08%
S&P 500 Index(2)	19.34%	16.27%	17.62%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of January 28, 2013 the gross and net expense ratios of the Fund were 2.12% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2015.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these

The Cook & Bynum Fund	Manager Commentary
September 30, 2013 (Unaudited)

waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values.  There is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.13

The Cook & Bynum Fund	Manager Commentary
September 30, 2013 (Unaudited)

Portfolio Changes for the six months ended 9.30.13

New Holdings	Eliminations
None	Orchard Supply Hardware
Stores Corp., Series A

The Fund eliminated one de minimis position, Orchard Supply, during the six months ended September 30, 2013. We also made a couple of purchases in existing holdings.  Based on some progress in its ‘device and services’ strategy and its continuing attractive valuation, we slightly increased the Microsoft position to just over 16% of the Fund.  We also added to the Fund’s Coca-Cola and Wal-Mart stakes, although with steady inflows during the period the size of these holdings as a percentage of net assets did not increase.  By not adding to the Fund’s remaining positions we made the conscious decision to decrease their relative size in the overall portfolio thanks to the dilutive effect of positive inflows.

Microsoft was the best performing holding during the period and contributed the most to the Fund’s performance since it is the biggest position.  Berkshire Hathaway and Tesco were also up during the six months ended September 30th, while declines in the stock prices of Proctor & Gamble, Wal-Mart, and Coca-Cola had minor negative impacts on the Fund’s return for the period.  Arca Continental’s price drop, driven by the factors explored in greater detail in the shareholder letter, had a more meaningful impact on the Fund’s relative underperformance.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are strategic assets that allow us to preserve capital to quickly deploy when suitable equity investments present themselves.  At period end, the Fund had 43.8% of its net assets invested in cash or cash equivalents (cash, U.S. Treasury bills, or foreign currency).  CBCM anticipates that this percentage of assets invested in cash

The Cook & Bynum Fund	Manager Commentary
September 30, 2013 (Unaudited)

equivalents is higher than the average will be over time, but we will not buy other securities that do not offer an appropriate return profile and an adequate discount to intrinsic value.  There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund.  Your portfolio managers do not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2013 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2013 through September 30, 2013.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2013

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/13 to	Expense
	4/1/13	9/30/13	9/30/13(1)	Ratio
Actual Fund Return	$1,000.00	$1,011.50	$7.51	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2013

Description	Shares	Value
DOMESTIC COMMON STOCKS (47.9%)

Diversified Companies (4.3%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$5,561,990

General Merchandise Stores (13.2%)
Wal-Mart Stores, Inc.	228,000	16,862,880

Household/Cosmetic Products
Manufacturing (3.3%)
Procter & Gamble Co.	55,600	4,202,804

Soft Drink Manufacturing (10.8%)
Coca-Cola Co.	364,700	13,814,836

Software Publishers (16.3%)
Microsoft Corp.	628,200	20,925,342
TOTAL DOMESTIC COMMON STOCKS
(Cost $50,687,385)		$61,367,852

FOREIGN COMMON STOCKS (8.3%)

Soft Drink Bottling and Distribution (4.5%)
Arca Continental SAB de CV	931,516	$5,799,958

Supermarkets and
Other Grocery Stores (3.8%)
Tesco PLC	831,500	4,832,580
TOTAL FOREIGN COMMON STOCKS
(Cost $6,055,533)		$10,632,538

The Cook & Bynum Fund	Schedule of Investments
September 30, 2013

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (43.0%)

U.S. Treasury Bills (43.0%)
0.010%, 12/19/2013	$55,000,000	$54,998,799
TOTAL SHORT-TERM INVESTMENTS
(Cost $54,998,799)		$54,998,799
TOTAL INVESTMENTS (99.2%)
(Cost $111,741,717)		$126,999,189
TOTAL CASH INCLUDING FOREIGN
CURRENCY (0.8%)		1,066,447
TOTAL LIABILITIES IN EXCESS OF
OTHER ASSETS (0.0%)		(67,273)
NET ASSETS (100.0%)		$127,998,363

(1)	Non-income producing security.

Common Abbreviations:
PLC – Public Limited Company
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2013

ASSETS:
Investments, at value (cost $111,741,717)	$126,999,189
Cash	604,314
Foreign currency, at value (cost $461,277)	462,133
Receivable for fund shares sold	375
Income receivable	102,116
Prepaid expenses and other assets	30,890
Total Assets	128,199,017

LIABILITIES:
Payable for fund shares redeemed	2,998
Accrued investment advisory fees, net of waiver	128,464
Other payables and accrued expenses	69,192
Total Liabilities	200,654
Net Assets	$127,998,363

COMPOSITION OF NET ASSETS:
Paid-in capital	109,643,383
Accumulated net realized gain on investments
and foreign currency transactions	3,096,652
Net unrealized appreciation on investments
and foreign currency translation
Investment securities	15,121,482
Foreign currency translation	136,846
Net Assets	$127,998,363

Shares of common stock outstanding
(unlimited number of shares authorized)	8,540,258
Net Asset Value Per Share	$14.99

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
For the Year Ended September 30, 2013

INVESTMENT INCOME:
Dividends(1)	$1,566,460
Interest	17,688
Total Investment Income	1,584,148

EXPENSES:
Investment advisory fees	1,565,553
Fund accounting and administration fees	92,537
Transfer agent fees and expenses	57,825
Legal fees	49,296
Federal and state registration fees	39,500
Insurance fees	19,162
Auditing and tax fees	17,778
Trustees fees	13,236
Custody fees	11,590
Shareholder servicing fees	11,169
Printing fees	9,143
Chief compliance officer fees	6,427
Miscellaneous expenses	1,865
Total expenses before reimbursement	1,895,081
Less fees reimbursed by investment advisor	(243,991)
Net Expenses	1,651,090
Net Investment Loss	(66,942)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS AND TRANSLATION:
Net realized gain on:
Investment securities	4,435,270
Foreign currency transactions and translation	1,789
Total	4,437,059
Net change in unrealized depreciation on:
Investment securities	(509,010)
Foreign currency translation	(24,313)
Total	(533,323)
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	3,903,736
Net Increase in Net Assets from Operations	$3,836,794

(1)	Net of $21,104 in foreign withholding taxes.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
FROM OPERATIONS:
Net investment loss	$(66,942)	$(174,156)
Net realized gain on investment securities
and foreign currency transactions and
translation	4,437,059	1,906,561
Net change in unrealized appreciation
(depreciation) on investment securities and
foreign currency translation	(533,323)	11,257,377
Net Increase in Net Assets
from Operations	3,836,794	12,989,782

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(2,965,757)	(3,194,501)
Total distributions	(2,965,757)	(3,194,501)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	57,292,246	33,871,012
Dividends reinvested	2,740,322	3,100,811
Value of shares redeemed	(27,209,187)	(9,143,584)
Net Increase Resulting from
Capital Share Transactions	32,823,381	27,828,239
Redemption fees	5,313	256
Net Increase in Net Assets	33,699,731	37,623,776
NET ASSETS:
Beginning of period	94,298,632	56,674,856
End of period*	$127,998,363	$94,298,632
* Includes accumulated undistributed net
investment loss of	$—	$(127,435)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period

Income from Investment Operations
Net investment loss(1)
Net realized and unrealized gain on investments
  and foreign currency transactions and translation(1)

Total Income from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions

Net Asset Value – End of Period

Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment loss including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

				For the Period
For the	For the	For the	For the	July 1, 2009
Year Ended	Year Ended	Year Ended	Year Ended	(inception) to
September 30,	September 30,	September 30,	September 30,	September 30,
2013	2012	2011	2010	2009
$14.88	$12.99	$11.94	$10.39	$10.00

(0.01)	(0.03)	(0.02)	(0.02)	(0.02)

0.65	2.64	1.26	1.69	0.41
0.64	2.61	1.24	1.67	0.39

—	—	(0.01)	—	—
(0.53)	(0.72)	(0.18)	(0.12)	—
(0.53)	(0.72)	(0.19)	(0.12)	—

— (2)	— (2)	— (2)	— (2)	—
— (2)	— (2)	— (2)	— (2)	—
$14.99	$14.88	$12.99	$11.94	$10.39
4.55%	20.97%	10.49%	16.11%	3.90	%(3)

$127,998	$94,299	$56,675	$36,868	$22,623

1.57%	1.88%	1.88%	1.88%	1.88	%(4)
1.81%	2.12%	2.53%	3.35%	5.60	%(4)
(0.06)%	(0.25)%	(0.15)%	(0.17)%	(0.85	)%(4)
(0.30)%	(0.49)%	(0.80)%	(1.64)%	(4.57	)%(4)
20%	25%	39%	31%	0	%(5)

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.  Debt securities, including short-term investments with maturities greater than 60 days, are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy.  Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in Level 2 of the fair value hierarchy.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy, depending on the inputs used.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013:

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$61,367,852	$—	$—	$61,367,852
Foreign
Common Stocks	10,632,538	—	—	10,632,538
Short-Term
Investments	—	54,998,799	—	54,998,799
TOTAL	$72,000,390	$54,998,799	$—	$126,999,189

(1)	Please refer to the schedule of investments to view securities by industry type.

During the year ended September 30, 2013, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs during the year ended September 30, 2013.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2010.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of the Fund’s distributions.

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act were effective for the Fund for the year ended September 30, 2012 and thereafter.  The RIC Act modernized several of the federal income and excise tax provisions

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

related to regulated investment companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
Ordinary Income	$—	$131,899
Long-Term Capital Gains	2,965,757	3,062,602
Total	$2,965,757	$3,194,501

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2013, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Paid-in capital	$(29,664)
Increase/(Decrease) Accumulated net investment income/(loss)	$194,377
Increase/(Decrease) Accumulated net realized gain/(loss)	$(164,713)

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

B. Tax Basis of Investments:  As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments and foreign currency	$111,800,170
Gross unrealized appreciation	15,660,391
Gross unrealized depreciation	(460,516)
Net tax unrealized appreciation	15,199,875
Undistributed ordinary income	—
Undistributed long-term capital gains	3,155,322
Accumulated earnings	3,155,322
Other accumulated gains (losses)	(217)
Total accumulated earnings	$18,354,980

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

C. Post-October Loss:  Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the fiscal year ended September 30, 2013, the Fund elected to defer losses occurring between November 1, 2012 and September 30, 2013 in the amount of $217.

4.  INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2014.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund.  Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2015.  Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the years ended September 30, 2013, September 30, 2012, and September 30, 2011, the Adviser may in the future recover fee reductions and expense reimbursements totaling $247,157, $170,892, $301,508, respectively, from the Fund.  The Adviser may recover these amounts no later than September 30, 2016, 2015, and 2014, respectively.  However, effective January 1, 2013, the Adviser also lowered the management fee charged to the Fund to 1.49%, effectively internalizing the Fund’s cost structure and implicitly eliminating the Adviser’s ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used for temporary or emergency purposes,

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 14, 2014.  Borrowing under the LoC is limited to the lesser of $10,000,000, 10% of the gross market value of the Fund or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/4% at September 30, 2013.  During the year ended September 30, 2013, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2013, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $18,462,984 and $12,549,915, respectively.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2013, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
Beginning Shares	6,338,328	4,361,401
Shares Sold	3,840,598	2,378,409
Shares Issued in Reinvestment of
Distributions	196,439	242,251
Total	10,375,365	6,982,061
Less Shares Redeemed	(1,835,107)	(643,733)
Ending Shares	8,540,258	6,338,328

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2013, Charles Schwab & Co. owned, of record or beneficially, approximately 66% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2013

exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Cook & Bynum Fund (the “Fund”), as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 25, 2013

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30, 2013, is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction

The Fund designated 0% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2013 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income

The Fund designated 0% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2013 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund hereby designated approximately 100% as short-term capital gains dividends.

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 21, 2013, the Board of Trustees of The Cook & Bynum Funds Trust (the “Fund”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Fund and Cook & Bynum Capital Management, LLC (the “Adviser”). In advance of the May 21, 2013 meeting, the Board requested and received materials to assist them in considering the advisory contract. The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, bibliographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the independent trustees), approved the renewal of the advisory contract between the Adviser and the Fund. In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature and Quality of Services

The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, third party vendor oversight, and regulatory compliance services provided by the Adviser to the Fund. The presentation included, and the Board considered, information describing the personnel responsible for the day-to-day management of the Fund, the Adviser’s existing and planned staffing levels, and the Adviser’s portfolio management capabilities. They also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. The trustees concluded that they were satisfied with the nature, extent, and

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance

The trustees reviewed the Fund’s performance under the Adviser’s management. They compared performance of the Fund to its benchmark, the S&P 500 Index Plus Dividends, as well as other benchmark indices over various periods of time, including since the Fund’s inception on July 1, 2009. They noted that for the period since inception the Fund underperformed its benchmark while also recognizing it has held a significant amount of cash in the portfolio due to a lack of suitable investment opportunities. They also considered information compiled by an independent, third party data source comparing the Fund’s performance compared to the performance of peer group funds for the specified time period. They considered the source of the information and discussed performance of certain funds included in the peer group. Lastly, the trustees considered the Fund’s performance in light of information provided by the Adviser concerning the performance of the Adviser’s privately pooled investments vehicles which apply the same investment approach. The trustees concluded that the Fund’s overall performance was satisfactory and warranted the continuation of the advisory agreement.

Fees

The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio and the fund expenses paid by the Adviser pursuant to the Fund’s amended expense limitation agreement. They reviewed information compiled by an independent, third party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer group funds. They considered the Adviser’s obligation under the expense limitation agreement, which was amended on January 1, 2013 to lower the Fund’s expense ratio from 1.88% to 1.49%, to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the median for the same peer group.  After further discussion, the trustees concluded that those fees were appropriate considering the services provided by the Adviser and were fair and reasonable.

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

Profitability and Other Benefits to the Investment Adviser

The trustees next reviewed financial information provided by the Adviser, considered the Adviser’s financial position and profitability with respect to the Fund, and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the Trustees concluded that the Adviser’s anticipated profits from its relationship with the Fund were not excessive.

Economies of Scale

The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

Interested Trustees and Officers

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Interested Trustees

J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	since 2006. From August
		2009.	2001 to December 2006,
Mr. Bynum managed
individual accounts at
Cook & Bynum Capital
Mgt., LLC, which also
served as sub-advisor
to private investment funds
Gullane Capital Partners
LLC and Gullane Capital
Partners Encore LLC.

Independent Trustees

Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford &		Chairman,
Birth:		of the Trust	Company since January 1,		Crawford &
1955		since May	2010. From 2001 to 2010, he		Company
		2010.	was Executive Director at the
international investment
firm Arcapita, Inc. Before
joining Arcapita, Inc., Mr.
Ogburn spent more than
15 years at the investment
banking firm The Robinson-
Humphrey Company, Inc.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law
Year of		as a Trustee	firm of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP since
1958		since March	January 1990.
2009.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2013 (Unaudited)

Officers

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served**	During Past Five Years
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management, LLC
Year of		as President	since 2006. From August 2001 to December 2006,
Birth:		of the Trust	Mr. Cook managed individual accounts at Cook &
1978		since March	Bynum Capital Mgt., LLC, which also served as
		2009.	sub-advisor to private investment funds Gullane
Capital Partners LLC and Gullane Capital Partners
Encore LLC.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a Principal
Hobbs	President	served as	and President of CBCM. From June 2003 to May 2010,
Year of		Vice	he was a Principal of Founders Investment Banking,
Birth:		President	LLC.
1977		of the Trust
since January
2011.

Ashley A.	Vice	Ms. Morris	Ms. Morris has served as Director of Mutual Funds
Morris	President,	has served	for CBCM since January 2009. Ms. Morris was
Year of	Chief	as Vice	Director of Operations for Jason Buha, LLC from
Birth:	Compliance	President	2001 to January 2009 and was also an accountant and
1975	Officer,	and Assistant	assistant to the CFO for the YWCA of Central
	Assistant	Secretary of the	Alabama from 2007 to 2008. Prior to 2001, Ms.
	Secretary	Trust since May	Morris was a Corporate Finance Analyst with The
		2009. Ms.	Robinson Humphrey Company, Inc.
Morris has
served as Chief
Compliance
Officer of the
Trust since
May 2012.

Jason F.	Treasurer	Mr. Hadler	Mr. Hadler joined USBFS in 2003 and is currently a
Hadler		has served	Senior Vice President.
Year of		as Treasurer
Birth:		of the Trust
1975		since May 2012.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report  |  September 30, 2013

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2013	FYE 09/30/2012
Audit Fees	$13,500	$14,765
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2013	FYE 09/30/2012
Registrant	$3,000	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)  /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date   12/2/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date   12/2/2013

By (Signature and Title)  /s/ Jason F. Hadler
Jason F. Hadler,
Treasurer (Principal Financial Officer)
Date   11/25/2013